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         PUTNAM HARTFORD CAPITAL MANAGER PLUS (SERIES I AND SERIES IR)
                             SEPARATE ACCOUNT TEN
                        HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-91929



    SUPPLEMENT DATED DECEMBER 9, 2004, TO THE PROSPECTUS DATED MAY 3, 2004

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            SUPPLEMENT DATED DECEMBER 9, 2004, TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

    Putnam VT Equity Income Fund - Seeks capital growth and current income.



 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127